Breakthrough

Technology

for a

Brighter Future

www.oramed.com


oramed
Pharmaceuticals Inc
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Safe Harbor

- Certain of the statements contained in this material are forward-looking statements which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Please refer to the Company's filings with the Securities and Exchange Commission for a comprehensive list of risk factors that could cause actual results, performance or achievements of the Company to differ materially from those expressed or implied in such forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements.

Oramed Pharmaceuticals

- OTC Bulletin Board: ORMP
- Company with oral drug delivery platform
- World leading scientific team
- Experienced management team
- Diverse product pipeline
- Oral Insulin (ORMD 0801): Flag Ship Product

Oramed's Delivery Platform



- Normal digestion involves degradation of proteins/peptides
- Breakdown by acidic pH of stomach + digestive enzymes
- Oramed's delivery technology ensures that
  - the orally delivered peptides reach the absorption site intact and biologically active
  - it enhances their absorption through the gut wall into the bloodstream

oramed Pharmaceuticals Inc

Diabetes


Insulin is a hormone that helps move glucose from the bloodstream into the cells of the body.

23.6 Million people suffer from Diabetes in the US alone (ADA, 2007)

246 Million Diabetics Worldwide (IDF, 2008)

Diabetes

- Type 1 (Juvenile)
  - Complete lack of insulin
  - Insulin dependent, multiple injections required
- Type 2 (Adult Onset)
  - Progressive insulin resistance associated with diabetes.
  - Require oral medications and over time may require injections.


Liver
Stomach
portal vein
Pancreas
Gut


Type 1
10%
Type 2
90%

oramed Pharmaceuticals Inc

Diabetes – Type II

- Progressive disease
- Initial treatment:
  - life-style modification
  - diet + exercise
- Oral medications
  - Reduce resistance
  - Stimulate insulin secretion
- Last stage: insulin



Stages of Type 2 Diabetes:
Criteria for advancing to next stage?
A1C not at target: ≤ 7.0%
100
75
50
25
0
ß-Cell Function (%)
IGT
Post-prandial Hyper-glycemia
Type 2 Diabetes Phase I
Type 2 Diabetes Phase II
Phase III
MonoTherapy
Combination Oral Therapy
Insulin
-12 -10
-6
-2
0
2
6
10
14
Years From Diagnosis

Sources: American Diabetes Association and World Health Organization

The need for Oral Insulin

- Oral insulin is the only delivery system that mimics the biological and physiological processes
- With an oral delivery system, insulin can become an earlier treatment modality with higher compliance



Stages of Type 2 Diabetes:
Criteria for advancing to next stage?
A1C not at target: ≤ 7.0%
ß-Cell Function (%)
100
75
50
25
0
MonoTherapy
Combination Oral Therapy
Insulin
IGT
Post-prandial Hyper-glycemia
Type 2 Diabetes Phase I
Type 2 Diabetes Phase II
-12 -10 -6 -2 0 2 6 10 14
Years From Diagnosis

Sources: American Diabetes Association and World Health Organization

History of Development


2007
2009
Phase 2A
April -
July 2008
Phase 1A
May - August 2007
Phase 1B
January -
March 2008
Successful pre-clinical results
April 2006
Phase 2 FDA approved trials expected 3rd Quarter 2009
Company established
March 2006
Swiss Caps agreement
October 2006
FDA Consultant Encorium agreement
June 2007
2008

Oral Insulin - Clinical Data

- Increase in Insulin Levels
- Decline in Glucose Levels
- Decline in C-Peptide Levels



Glucose
Insulin
90
85
80
75
70
65
60
55
50
45
40
50
40
30
20
10
0
0
50
100
150
200
250
300



C-Peptide
50
40
30
20
10
0
2
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
0
50
100
150
200
250
300

oramed Pharmaceuticals Inc

Road Map: Oral Insulin


TASK
2008
2009
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
1.Phase 2A Trials
2.Phase 2B Trials
India
3.Phase 2B Trials
(South Africa / Israel)
4.Validation Analytical Tests
5.Swiss Caps Manufacture/ tests new
6.Analytical and Stability Tests
2 Years
7.Toxicity Tests
3 Month Tox. Test
8.IND Filing

Oramed's Product Pipeline

- Oral Insulin
  - Phase 2a trials completed July 2008
- Rectal Insulin application
  - Successful pre-clinical trials
  - Starting phase 1 in South Africa
- Oral Flu Vaccine
  - At pre-clinical phases



oramed Pharmaceuticals Inc

Competitive Landscape

Oral Insulin Capsule:

- Diabetology (UK, Phase 2)
- Emisphere Technologies (US, Phase 2)
- Biocon (India)
- Apollo Life Sciences (Australia, Phase 1)

Alternative Oral Insulin:

- Generex (Canada, Phase 3) – Buccal delivery
- Biodel (US, Phase 3) – Sublingual delivery
- MannKind (US) -Inhaled delivery

Financial Summary



- Market cap: $33 - $44 million
- Cash on hand $5.1 million (as of July 15, 2008)
- Company expects to burn approx $1.2m per quarter, mostly R&D
- 56 Million Shares Outstanding
- Float 37 million
  - Major Shareholders
    - Nadav Kidron 18.4%
    - Zeev Bronfeld 10.9%
    - Hadassit 7.4%
    - Leonard Sank 5.8%

oramed Pharmaceuticals Inc

Management

- **Nadav Kidron, CEO**
  - Experience in a number of industries ranging from corporate law to technology startups. Founder of several technology start-ups.
- **Chaime Orlev, CFO**
  - Many years of experience in financial management in publically traded companies. Specializes in the hi-tech sector and is a certified public accountant
- **Leonard Sank, Director**
  - Entrepreneur and business man, currently the acting director of companies in many diversified fields.
- **Miriam Kidron PhD, CSO**
  - Top researcher at the Diabetes Unit of Hadassah Medical Center in Jerusalem for over 25 years. Leading researcher in the development of oral insulin.
- **Ehud Arbit MD, Director of R&D**
  - Served as the VP of medical research at Emisphere Technologies, Professor at Cornell University Medial College and was Division Head at Memorials Sloan Kettering Caner Center.
- **Harold Jacob MD, Director**
  - Strong background in medical sciences as well as biotechnology and medical devices. Dr Jacob was the former medical director of Given Imaging.

oramed Pharmaceuticals Inc

Scientific Advisory Board

- Derek LeRoith, MD
  - Professor of Medicine and Chief of Endocrinology, Diabetes and Bone Disease unit, Mount Sinai NY.
- Prof. Avram Herskho, MD, PhD
  - Distinguished Professor in the Biochemistry unit in the B. Rappaport Facility of Medicine in the Technion in Haifa. Noble Prize Laureate in Chemistry (2004) for the discovery of Ubiquitin- mediated protein degradation.
- Ele Ferrannini, MD
  - Prof. of Internal Medicine, University of Pisa school of Medicine. Professor of Medicine, Diabetes Unit Texas Health science center.
- Nir Brazilai, MD
  - Director for the institute of aging research. Member of Diabetes Research Center, Albert Einstein University college of Medicine.

Summary - Oramed

- Patented technology platform for oral delivery of medications
- In the pipeline:
  - Oral and rectal delivery of Insulin
  - Oral delivery of the flu-vaccine



- Strong management team, leading scientific team and clear proof of concept

Oramed in the News

- Oramed's Oral Insulin Capsule listed as one of the five most promising drugs entering Phase 1 Trials by Thompson Pharma
- Chosen from hundreds of companies to represent Israel at the President's Conference celebrating Israel's 60th birthday
- ADA Poster Presentation San Francisco, June 2008
- Accepted for EASD Poster Presentation Rome, September 2008

Breakthrough Technology for a Brighter Future

oramed
Pharmaceuticals Inc



Nadav Kidron, CEO

nadav@oramed.com